                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): APRIL 13, 2005


                          CREDIT ACCEPTANCE CORPORATION
             (Exact Name of Registrant as Specified in its Charter)


                        Commission File Number 000-20202


                           MICHIGAN                                                     38-1999511
(State or other jurisdiction of incorporation or organization)             (I.R.S. Employer Identification No.)

             25505 W. TWELVE MILE ROAD, SUITE 3000                                      48034-8339
                     SOUTHFIELD, MICHIGAN                                               (Zip Code)
            (Address of Principal Executive Offices)


       (Registrant's telephone number, including area code): (248) 353-2700


                          ----------------------------



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ / Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE.

    Credit Acceptance Corporation is furnishing materials, included as Exhibit
99.1 to this report and incorporated herein by reference, which were prepared for inclusion on its investor relations website. Credit Acceptance Corporation is not undertaking to update these materials. This report should not be deemed an admission as to the materiality of any information contained in these materials.

    The information furnished in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

    (c) Exhibits.

         99.1     Materials added to website on or about April 13, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   CREDIT ACCEPTANCE CORPORATION
                                                   (Registrant)

                                                   By: /s/ Kenneth S. Booth
                                                   -----------------------------
                                                   Kenneth S. Booth
                                                   Chief Financial Officer
                                                   April 13, 2005

                                INDEX OF EXHIBITS

EXHIBIT NO.                            DESCRIPTION
-----------       --------------------------------------------------------------
  99.1            Website Materials added to website on or about April 13, 2005.
